UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2003

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in this charter)

Florida	333-84934	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Penn Center Blvd., Suite 201, Pittsburgh, PA	15235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (412) 829-7800

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

This Current Report on Form 8-K/A includes financial information required by Item 7 that was not contained in the Current Report on Form 8-K dated December 24, 2003 and filed January 7, 2004, and information clarifying the purchase price paid in connection with the asset purchase of Superior Staffing Solutions, Inc. as reported by Item 2 on the Current Report on Form 8-K filed January 7, 2004. The registrant hereby amends its report on the Current Report on Form 8-K filed January 7, 2004 by deleting the first paragraph of Item 2 and the text at Items 7(a) through (c) and replacing it with the following text:

ITEM 2 – ACQUISITION OR DISPOSITION OF ASSETS

Effective December 22, 2003, World Health Alternatives, Inc. (the “Company”) acquired substantially all of the assets of Superior Staffing Solutions, Inc. (“Superior”) for (1) $1.5 million in cash paid at closing, (2) $1.5 million in cash to be paid within 30 days after the closing, (3) 305,343 shares of the Company’s restricted common stock valued at $1.31 per share and (4) $800,000 in cash plus interest, to be paid in ten payments of $95,030 from the first quarter of 2004 through the second quarter of 2006. The Company will also make a payment pursuant to a post-closing adjustment equal to one-half of the positive difference between Superior’s receivables and its payables as of the transaction’s closing date, as determined in accordance with Generally Accepted Accounting Principles. Although the amount of this post-closing adjustment has not yet been determined and it is expected that this adjustment could range between $65,000 and $140,000, the Company estimates that the payment will be approximately $85,000. The initial $1.5 million of the purchase price was paid from the proceeds of a private placement transaction that the Company completed on December 24, 2003. The second $1.5 million payment of the purchase price was paid from the proceeds of another private placement transaction that the Company completed on January 22, 2004.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

(a)	Financial Statements of Business Acquired

The following information is attached hereto as Exhibit 99.1:

Financial Statements for the Years Ended December 31, 2003 and 2002

-	Independent Auditor’s Report

-	Balance Sheets at December 22, 2003 and December 31, 2002

-	Statements of Operations for the years ended December 22, 2003 and December 31, 2002

-	Statements of Changes in Shareholders’ Equity for the years ended December 22, 2003 and December 31, 2002

-	Statements of Cash Flows for the years ended December 22, 2003 and December 31, 2002

-	Notes to Financial Statements

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(b)	Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.2:

Introduction to Unaudited Pro Forma Consolidated Financial Data

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Exhibit Index	Pages of Sequential Numbering System

(c)	Exhibits

2.1	Asset Purchase Agreement made December 22, 2003, among Better Solutions, Inc., Superior Staffing
Solutions, Inc., Craig Fusting, Charles Smith and Reginald Belden*

99.1	Financial Statements of Superior Staffing Services, Inc.

99.2	Pro Forma Financial Statements

*	Previously filed with the registrant’s Current Report on Form 8-K filed January 7, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald
Richard E. McDonald
President,
Principal Financial Officer
Principal Accounting Officer
Chairman of the Board of Directors,

By	/s/ Marc D. Roup
Marc D. Roup
Chief Executive Officer and Director

Date: March 8, 2004

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